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                               EXHIBIT 10.11.1

                     Termination of the Formal Agreement,
                  Office of the Comptroller of the Currency,
                            dated January 21, 1994
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                                                                 EXHIBIT 10.11.1


                          IN THE MATTER OF




                          CITY NATIONAL BANK
                          BEVERLY HILLS, CALIFORNIA




                          TERMINATION OF FORMAL AGREEMENT




                          UNITED STATES OF AMERICA
                          DEPARTMENT OF THE TREASURY
                          OFFICE OF THE COMPTROLLER OF
                              THE CURRENCY
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                            UNITED STATES OF AMERICA
                           DEPARTMENT OF THE TREASURY
                   OFFICE OF THE COMPTROLLER OF THE CURRENCY



IN THE MATTER OF                  )
CITY NATIONAL BANK                )
BEVERLY HILLS, CALIFORNIA         )
- -----------------------------------

                      TERMINATION OF THE FORMAL AGREEMENT


         WHEREAS, in an effort to protect the depositors, other customers and shareholders of the City National Bank, Beverly Hills, CA (BANK), and to ensure the BANK's safe and sound operation, the BANK and the Comptroller of the Currency of the United States of America (COMPTROLLER), entered into a Formal Agreement, dated November 18, 1992; and
         WHEREAS, the COMPTROLLER believes that the protection of the depositors, other customers and shareholders of the BANK as well as its safe and sound operation do not require the continued existence of said Formal Agreement;
         NOW, THEREFORE, the COMPTROLLER directs that the Formal Agreement between the BANK and the COMPTROLLER be, and it hereby is, TERMINATED.
         IN TESTIMONY WHEREOF, the undersigned, designated by the COMPTROLLER as his authorized representative, has hereunto set his hand.


   /s/  RUFUS O. BURNS, JR.                          1-24-94
_______________________________                      _______________________
Rufus O. Burns, Jr.                                  Date
DISTRICT ADMINISTRATOR
Western District
or Designee